ETERNAL ENERGY CORP

an oil and gas exploration and development company with a diverse blend of high potential frontier exploration projects in the North Sea and North America



OTCBB: EERG

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Company Profile

- Eternal Energy Corp. (OTCBB:EERG) is a publicly traded early stage oil and gas exploration and development company.

- The Company will participate in the drilling of an exploratory test well on a 255 square kilometre (63,000 acres) prospect located within Quad 14 in the North Sea. A 3-D seismic survey appears to indicate significant potential in three prospective oil reservoirs.

- Additionally, the Company has acquired an interest in Quad 41/42, a 970 square kilometre (240,000 acre) prospect. A 3-D seismic survey over a small portion of this natural gas prospect appears to show significant potential in at least three separate horizons.

- Eternal Energy Corp. also owns a contractual right to earn a 50% interest in a very large (100,000 acre) Mississippian-aged, fractured shale project in the Great Basin of Nevada. The Company also has the right to earn an interest in 75,000 acres in another fractured shale project in the Great Basin.

Management

Brad Colby, President and CEO, Director

Mr. Colby, Eternal Energy's President, CEO and Director has accumulated over twenty-five years of successful exploration and geological experience. His expertise has focused on the acquisition, development, and resale of drilling joint ventures. Mr. Colby's leadership and management of oil and gas enterprises have resulted in commercial reserve additions of more than 50 million gross equivalent barrels.

John Anderson, Director

Mr. Anderson's specialty is identifying and investing capital in undervalued opportunities in the resource industry. With over 15 years experience in capital markets, he is currently the President and CEO of Key Gold Corporation, a mineral exploration company focusing on gold exploration in Mongolia and China.

Laurel Valley Prospect
Quad 14, North Sea

ETERNAL ENERGY CORP


Quadrant 14
Quad 14

- Eternal Energy Corp is investing 15% ($1.5 million USD) towards the cost of an 8,500 foot exploration well to earn a 10% interest in a 63,000 acre block in Quad 14 of the North Sea.
- Regionally, the prospect is located in a very prolific trend. The block is located 24 kilometres south of the 639 million barrel Claymore field; 20 kilometres south of the 132 million barrel Scapa field; and 9 kilometres north of the 592 BCF Goldeneye field.
- Recent 3-D seismic data indicate the potential for trapping hydrocarbons in at least 3 potential reservoirs in the Quad 14 acreage block.

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Laurel Valley Prospect
Quad 14, North Sea (cont'd)

- Successful fields in the area including Scapa, Britannia, Goldeneye and Hannay were developed on graben trends identified by seismic data. Based on the 3-D seismic survey, a similar graben exists over the Laurel Valley prospect.

- Based upon the work and estimates of Exploration Geosciences Ltd., the prospect generators, the prospect has potential of 380-600 million recoverable barrels of oil.

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Quad 14 in Relation to Adjacent Discoveries

ETERNAL ENERGY CORP



CAPTAIN TREND
SCAPA TREND
HALIBUT PLATFORM
SOUTH HALIBUT BASIN
HALIBUT HORST
KOPERVIK TREND
WEST BUCHAN GRABEN
21
22
BRITANNIA TREND
RIDGE
PETERHEAD SUB-BASIN
GRAMPIAN SPUR
Legend
Present trends

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Quad 14 Proposed Drilling Location

ETERNAL
ENERGY CORP



NW
14/23 SE
Palace
SE
E
OPTION 'A'
OPTION 'B'
OPTION 'C'
Presence of Kopervik Sst in NW depocentre considered likely, but probably thin
The presence of a seal at the top of the Birch Sst is dubious but stacked pay zones are possible
Kopervik Sst in depocentre to west of structural high is associated with a seismic amplitude anomaly
Kimmeridge Clay is mature for oil in depocentre. Generation of around 400mmbbls for trapping
Kopervik Sst
Birch Sst
Kimmeridge Clay
Piper Sst
Extent and ultimate pinchout of Piper Sst difficult to identify on seismic
Presence of Birch Sst in NW depocentre is very likely, but difficult to map on seismic
Apparent structural closure (mid Cretaceous transpressional feature) does not close to south – Kopervik Sst thins over nose
Most likely carrier bed for oil is Piper Sst
Depth in feet
0
2000
4000
6000
8000
10000
12000
14000
Tertiary
Upper Cretaceous
Lower Cretaceous
Upper Jurassic
Middle Trias
Trias
Zechstein
Legend
Sandstone
Shale
Sandstone and shale
Limestone
Permian
Oil trap
Oil migration pathways

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Well Location of Laurel Valley Prospect



0°36'W
0°24'W
0°12'W
58°10'N
14/22 Shell
14/23 Shell
14/23 SE
14/24a Midmar
14/24b Encana
14/25a Amerada
14/25b Encana
Block of interest for 23rd Round
Proposed location
Proven oil in Piper with full column = 52mmbbls of which 30mmbbls lies updip of well location
HALIBUT HORST
14/27b Wimbledon
14/28a WALTER
14/30c Encana
14/30a Amerada
Potential oil left updip in Kopervik (outside of feeder channel) = 200mmbbls
RENEE TROUGH
Full oil column in Kopervik = 350mmbbls
14/29a
RENEE RIDGE
If Birch separate from the Kopervik then potentially 130mmbbls updip of well location
Birch Edge
Kopervik Edge
Piper Edge
14/28c Wimbledon
14/29c Wimbledon
14/30b Amerada
Legend
Sand transport
Western edge of mature Base Kimeridgian kitchen area
Mid Cretaceous transpressional high
0 1 2 km

Analogy: Scapa Field Graben

ETERNAL ENERGY CORP



Block 14/19
WEST SCAPA
Legend
Claymore, PRT boundary
Scapa, PRT boundary
Probable Scapa sand member (zero edge)
Reservoir (zero edge)
Appraisal well
Production well
Injection well
Appraisal well (suspended)
Appraisal well (dry)
Oil pool
Oil in non-productive zone
Kilometres
Miles
SCAPA FIELD SUMMARY
Reservoir
Seal
Source
Kimmeridge Clay
NORTHERN NORTH SEA
BLOCK 14/19
DEPTH STRUCTURE MAP
TOP SCAPA SANDSTONE MEMBER

Q14: Export Routes

ETERNAL ENERGY CORP


Quadrant 14
Oil to Claymore Field
Oil to Scott Field
Oil to Buchan Field
Legend

Lytham and St. Anne's Prospects Quad 41/42

ETERNAL ENERGY CORP


Quadrants
41 and 42
Quad 41/42

- Eternal Energy Corp. is investing 15% ($1.5 million USD) towards the cost of a 5,500 foot exploration well to earn a 10% interest in a 240,000 acre block (970 square kilometres) in Quad 41/42 of the North Sea.
- A 3-D seismic survey over a portion (20%) of the block indicates that the Lytham prospect can be tested significantly updip from the 41/10-1 well. Seismic data shows over 7,000 acres of closure at the Plattendolomite level.
- Based on the estimates and work of Exploration Geosciences Ltd., the prospect generators, the Lytham prospect alone could contain 380-500 BCF of recoverable reserves from three potential reservoirs.

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Lytham and St. Anne's Prospects Quad 41/42 (cont'd)

ETERNAL ENERGY CORP

- The St. Anne prospect has also been identified from the 3-D seismic and appears to hold significant potential in the Hauptdolomite formation. Based again on the work and estimates of Exploration Geosciences Ltd., St. Anne's prospect could contain up to 140 BCF of recoverable gas reserves.

- Five additional prospects exist from the 3-D seismic interpretation, and based on the success of the first two prospects, Exploration Geosciences Ltd. anticipate that these could be drilled to develop an additional potential gas reserve of over 200 BCF of gas.

- Based on the successful drilling of the initial prospects, it is likely that additional seismic work will be undertaken on the Quad 41/42 block. It is anticipated that this work could result in additional prospects with multi-TCF potential.

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Q41: DEPTH STRATIGRAPHY COLUMN



DEPTH SECTION C11 PROSPECT
GROUP
BLOCK 41/5
L. CRET.
TRIASSIC
UPPER PERMIAN
Zechstein
Z4-Z7
Z3
Z2
1,000
2,000
3,000
4,000
5,000
6,000

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Lytham Prospect Top Reservoir Depth Map

ETERNAL ENERGY CORP



'STRING of PEARLS'
210 bcf in Haupt.
St. ANNES
140 bcf in Haupt.
LYTHAM
7,000 acres of closure with
40-100 bcf in Platten.
100 bcf in Haupt. and
216-300 bcf in Carboniferous
41/5-1
Plattendolomite
328 ft gross, 50 ft net, gas pay
Failed to flow
Hauptdolomite
140 ft gross, 90 ft net, ? Pay
Fractured, water flow
Carboniferous
Late Namurian reservoirs
41/10-1
Well off structure.
Bypassed pay in two
Zechstein carbonates.
Deep test on
Carboniferous
Inversion anticline

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41/5-1 WELL CORRELATION – FULL WELL


B
B'
LOCATION MAP
41/5-2
41/5-1
41/10-1
41/15-1

FMI LOGS – 41/5-1 FRACTURES

ETERNAL ENERGY CORP

Natural fracturing in the Hauptdolomite


MD
Dynamic Image

Natural, enhanced and induced


MD
Dynamic Image
Natural, induced & enhanced
Enhanced
Natural

41/5-1 SUMMARY

Plattendolomite:

(Proven gas on closure to or beyond spill point)

Gross 328ft, Net 50ft (>3% Ø) Gas reservoir (20ft>5% Ø)

- Reservoir is considered tight based on two 1,500psi drawdowns and failure to flow
- Based on a small, air contaminated, sample gas quality appears ok- (no H_2S)

Hauptdolomite:

Gross 140ft, Net 90ft (>3% Ø) ?Gas/Water reservoir (50ft>5% Ø)

- Reservoir is considered water wet as no gas observed on test but…
  - Reservoir is badly damaged due to loss of mud, LCM and cement
  - Perfs left open overnight
  - Water flow from fractures could kill any gas flow and top 20ft was not perf'd

Carboniferous:

Penetrated two late Namurian sands that have porosity in excess of 15% with permeability observed on CMR log – early Namurian sands are tight

String of Pearls Reservoir Depth Map



'STRING of PEARLS'
210 bcf in Haupt.
41/5-1
Plattendolomite
328 ft gross, 50 ft net, gas pay
Failed to flow
Hauptdolomite
140 ft gross, 90 ft net, ? Pay
Fractured, water flow
Carboniferous
Late Namurian reservoirs
St. ANNES
140 bcf in Haupt.
41/10-1
Well off structure.
Bypassed pay in two
Zechstein carbonates.
Deep test on
Carboniferous
Inversion anticline
LYTHAM
7,000 acres of closure with
40-100 bcf in Platten.
100 bcf in Haupt. and
216-300 bcf in Carboniferous

Q41/42: TOP PLATTENDOLOMITE

ETERNAL ENERGY CORP


C5
C9
C10
C11
C14
41
42

Quad 41/42 Export Route

ETERNAL ENERGY CORP


PORT CLARENCE/TEESSIDE
PIPELINE ROUTE
Legend
WILTON SITE


Quadrants 41 and 42
Legend

Nevada

- The Company has a contractual right to acquire a 50% interest in over 100,000 gross acres in a developing Mississippian-aged fractured shale project in the Great Basin of Nevada. Additionally, the company has negotiated an option on a second fractured shale project also in the Great Basin that covers over 75,000 gross acres.

- Detailed geological studies of the available data compare favorably with other recent US fractured shale projects.

- Thirty miles of proprietary 2-D seismic data is planned for early summer to confirm the initial well location and the first test well on the project is tentatively planned for the third quarter 2006.

Geological, Geochemical and Reservoir Parameters for Five Shale Gas Systems

ETERNAL ENERGY CORP

Property	Nevada	Antrim	New Albany	Barnett	Lewis
Depth (ft)	3000-10000	600-2400	600-4900	6500-8500	3000-6000
Gross thickness (ft)	1000	160	100-400	200-300	500-1900
Total organic content (%)	5-8	0.3-2.4	1-2.5	4.5	0.45-2.5
Total porosity (%)		9	010-14	5-Apr	3-5.5
Gas content (scf/ton)		40-100	40-80	300-350	15-45
Reservoir pressure (psi)	1300-4300	400	300-600	3000-4000	1000-1500
Pressure gradient (psi/ft)	0.43	0.35	0.43	0.43-0.44	0.20-0.25
Water production b/day)		5-500	5-500	0	0
Gas production (mcf/day)		40-500	Oct-50	100-1000	100-200
Well spacing (ac)	80-320	40-160	80	80-160	80-320
Gas in place (bcf/section)		37421	37446	30-40	17014
Reserves (mmcf/well)		200-1200	150-600	500-1500	600-2000
	Mississipian-fractured shale	Oswego Cty, Mich	Harrison County, IN	Wise County, Texas	New Mexico

Summary - Prospects and Interests

ETERNAL ENERGY CORP

- Eternal Energy Corp. has acquired, or has rights to acquire, interests in 3 projects that cover nearly 500,000 gross acres of potential resource.
- The upside potential of Eternal Energy's North Sea projects is derived from the high quality 3-D seismic data accumulated by its prospect generators, Exploration Geosciences, Ltd. This data indicates potential for up to 600 million barrels in the Quad 14 block and 850 BCF of gas within the Quad 41/42 - 970 square kilometre block. The Quad 41/42 block appears to have significantly greater potential if the initial drilling is successful.
- Additionally, Eternal Energy has rights to a 50% share in an emerging Mississippian fractured shale project in Nevada.



OTCBB:EERG

2120 West Littleton Blvd
Suite 300
Littleton, Colorado 80120

Phone: (303) 385-1230
Fax: (303) 385-1231
Cell: (303) 810-9540

Brad Colby, President & CEO

bradcolby@eternalenergy.com

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- THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL TO, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANYONE IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. THE SECURITIES ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933 IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION FOR TRANSACTIONS BY AN ISSUER NOT INVOLVING ANY PUBLIC OFFERING. THESE SECURITIES ARE BEING OFFERED ONLY TO PERSONS THAT WE BELIEVE HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE SECURITIES TO BE OFFERED AND SOLD IN RELIANCE UPON SUCH EXEMPTION. WE ARE OFFERING THE SECURITIES SUBJECT TO PRIOR SALE AND ACCEPTANCE BY US, AND UNTIL DEFINITIVE SUBSCRIPTION AGREEMENTS HAVE BEEN EXECUTED, WE RESERVE THE RIGHT TO REJECT SUBSCRIPTIONS OR TO WITHDRAW, CANCEL OR MODIFY THIS OFFERING AT ANY TIME AND WITHOUT PRIOR NOTICE.

- THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD-LOOKING STATEMENTS. CERTAIN MATERIALS PRESENTED CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING, SUCH AS STATEMENTS RELATED TO THE FUTURE ANTICIPATED DIRECTION OF THE INDUSTRY, PLANS FOR FUTURE EXPANSION, VARIOUS BUSINESS DEVELOPMENT ACTIVITIES, PLANNED CAPITAL EXPENDITURES, FUTURE FUNDING SOURCES, ANTICIPATED SALES GROWTH, AND POTENTIAL CONTRACTS. SUCH FORWARD-LOOKING INFORMATION INVOLVES IMPORTANT RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT ANTICIPATED RESULTS IN THE FUTURE AND, ACCORDINGLY, SUCH RESULTS MAY DIFFER FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY, OR ON BEHALF OF ETERNAL ENERGY CORP. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THOSE RELATING TO DEVELOPMENT AND EXPANSION ACTIVITIES, DEPENDENCE ON EXISTING MANAGEMENT, FINANCING ACTIVITIES, AND DOMESTIC AND GLOBAL ECONOMIC CONDITIONS.